SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report: January 16, 2004

Community Valley Bancorp

(Exact Name of Registrant as Specified in its Charter)

California	333-85950	68-0479553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2041 Forest Avenue, Chico, California		95928
(Address of Principal Executive Offices)		(Zip Code)

(530) 899-2344
(Registrant’s Telephone Number, Including Area Code)

Item 7.                    Financial Statements and Exhibits

99.1 Press Release of Community Valley Bancorp. dated January 16, 2004.

Item 12.                 Disclosure of Results of Operations and Financial Condition

On January 16, 2004, Community Valley Bancorp ( the “Company”) issued a press release announcing earnings for the fourth quarter and year end 2003.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Community Valley Bancorp

Date:	January 16, 2004	By:	/s/ K C Robbins
Keith C. Robbins
President & Chief Executive Officer